UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2014 (June 13, 2014)

American Realty Capital Healthcare Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Slingerlands Crossing Phase I, Bethlehem, NY

On June 13, 2014, American Realty Capital Healthcare Trust II, Inc. (the “Company”), through a wholly-owned subsidiary of its operating partnership (the “OP”), consummated its acquisition of the fee simple interest in Slingerlands Crossing Phase I (“Slingerlands I”) for a purchase price of $10.6 million. The seller of Slingerlands I, Slingerlands I LaSalle Medical Office, L.L.C., has no material relationship with the Company and the acquisition was not an affiliated transaction. The Company funded the acquisition of Slingerlands I with $3.8 million in proceeds from its ongoing initial public offering of common stock and the assumption of $6.8 million in existing mortgage debt secured by Slingerlands I under the Acquired Slingerlands I Mortgage discussed below.

Slingerlands I contains 43,173 rentable square feet and is 93.1% leased to four tenants under six leases as of the date of acquisition. The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized cash rental income, rental escalations, and renewal options for the tenants that represent over 10% of the total annualized cash rental income of Slingerlands I:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Rental Income	Rental Escalations	Renewal Options
St. Peter’s Hospital of the City of Albany	Various(1)	Various(2)	22,703	$0.5 million	2.0% annually	Various
St. Peter’s Health Partners Medical Associates, P.C.	Various(3)	Various(4)	10,643	$0.2 million	2.0% annually	1 – 5 year options
Glaucoma Consultants of the Capital Region, PLLC	April 2007	December 2021	6,170	$0.1 million	1.0% annually	2 – 5 year options

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(1)	St. Peter’s Hospital of the City of Albany has two leases with lease commencement dates in March 2000 and July 2000, respectively.
(2)	St. Peter’s Hospital of the City of Albany has two leases with lease termination dates in March 2020 and August 2020, respectively.
(3)	St. Peter’s Health Partners Medical Associates, P.C. has two leases with lease commencement dates in February 2014 and March 2014, respectively.
(4)	St. Peter’s Health Partners Medical Associates, P.C. has two leases with lease termination dates in October 2023 and December 2023, respectively.

Slingerlands Crossing Phase II

On June 13, 2014, the Company, through a wholly-owned subsidiary of its OP, consummated its acquisition of the fee simple interest in Slingerlands Crossing Phase II (“Slingerlands II”) for a purchase price of $12.2 million. The seller of Slingerlands II, Slingerlands II LaSalle Medical Office, L.L.C., has no material relationship with the Company and the acquisition was not an affiliated transaction. The Company funded the acquisition of Slingerlands II with $4.3 million in proceeds from its ongoing initial public offering of common stock and the assumption of $7.9 million in existing mortgage debt secured by Slingerlands II under the Acquired Slingerlands II Mortgage discussed below.

Slingerlands II contains 47,696 rentable square feet and is 100.0% leased to seven tenants as of the date of acquisition. The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized cash rental income, rental escalations, and renewal options for the tenants that represent over 10% of the total annualized cash rental income of Slingerlands II:

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Rental Income	Rental Escalations	Renewal Options
Capital Region Neurosurgery, PLLC	December 2006	December 2022	27,078	$0.5 million	Various(1)	None
Retina Consultants, PLLC	October 2005	October 2017	6,676	$0.1 million	2.0% annually	1 – 5 year options
Delmar Pediatrics, PLLC	January 2006	December 2021	4,845	$0.1 million	2.0 % annually	1 – 5 year options

(1)	Tenant leases four suites under one lease. The escalation terms for three of the four suites are 2.5% annually, while the remaining suite escalates at 2.0% annually.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Assumed U.S. Bank National Association Mortgage Debt – Slingerlands I

Slingerlands I is encumbered by an existing mortgage (the “Slingerlands I Mortgage”) pursuant to a loan agreement and related documents, dated as of August 24, 2007, by and between Slingerlands I LaSalle Medical Office, L.L.C. (the “Slingerlands I Borrower”) and U.S. Bank National Association (the “Lender”). In connection with the Company’s acquisition of Slingerlands I, the Company, Slingerlands I Borrower and the Lender entered into an Assumption Agreement (the “Slingerlands I Assumption Agreement”). Pursuant to the Slingerlands I Assumption Agreement, the Borrower confirmed its obligations under the Slingerlands I Mortgage and the Company agreed to replace the Slingerlands I Borrower.

At closing, the Company assumed a $6.8 million mortgage note payable (the “Acquired Slingerlands I Mortgage”) secured by Slingerlands I. The Acquired Slingerlands I Mortgage requires a payment of monthly principal and interest payments with all principal outstanding being due on the maturity date in September 2017. The Acquired Slingerlands I Mortgage bears interest at 6.30% per annum. The Acquired Slingerlands I Mortgage may be prepaid not more than two years in advance of the maturity date, in whole, with 30 days’ notice, with no prepayment premium or penalty. In the event of a default, the lender has the right to terminate its obligations under the Acquired Slingerlands I Mortgage and accelerate the payment on any unpaid principal amount of the Acquired Slingerlands I Mortgage.

Assumed U.S. Bank National Association Mortgage Debt – Slingerlands II

Slingerlands II is encumbered by an existing mortgage (the “Slingerlands II Mortgage”) pursuant to a loan agreement and related documents, dated as of August 24, 2007, by and between Slingerlands II LaSalle Medical Office, L.L.C. (the “Slingerlands II Borrower”) and U.S. Bank National Association (the “Lender”). In connection with the Company’s acquisition of Slingerlands II, the Company, the Slingerlands II Borrower and the Lender entered into an Assumption Agreement (the “Slingerlands II Assumption Agreement”). Pursuant to the Slingerlands II Assumption Agreement, the Slingerlands II Borrower confirmed its obligations under the Slingerlands II Mortgage and the Company agreed to replace the Slingerlands II Borrower.

At closing, the Company assumed a $7.9 million mortgage note payable (the “Acquired Slingerlands II Mortgage”) secured by Slingerlands II. The Acquired Slingerlands II Mortgage requires a payment of monthly principal and interest payments with all principal outstanding being due on the maturity date in September 2017. The Acquired Slingerlands II Mortgage bears interest at 6.30% per annum. The Acquired Slingerlands II Mortgage may be prepaid not more than two years in advance of the maturity date, in whole, with 30 days’ notice, with no prepayment premium or penalty. In the event of a default, the lender has the right to terminate its obligations under the Acquired Slingerlands II Mortgage and accelerate the payment on any unpaid principal amount of the Acquired Slingerlands II Mortgage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II, INC.

Date: June 19, 2014	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer